UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 21, 2024

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
NYSE Chicago
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 1.01 Entry into a Material Definitive Agreement.
Credit Agreements
Amendment to Existing U.S. $4,000,000,000 Term Loan Credit Agreement
On March 21, 2024, Baxter International Inc. (“Baxter”) entered into a fourth amendment (the “Term Loan Fourth Amendment”) to the existing $4.0 billion term loan credit facility, dated as of September 30, 2021, as amended by that certain First Amendment, dated as of September 28, 2022, that certain Second Amendment, dated as of September 28, 2022, and that certain Third Amendment, dated as of March 13, 2023, among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the Term Loan Fourth Amendment is to amend the net leverage ratio covenant to increase the maximum net leverage ratio for the six fiscal quarters ending June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025.
The description above is a summary of the Term Loan Fourth Amendment and is qualified in its entirety by the complete text of the Term Loan Fourth Amendment, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. Capitalized terms used under this “Amendment to Existing U.S. $4,000,000,000 Term Loan Credit Agreement” subsection that are not defined herein have the meanings given to them in the Term Loan Fourth Amendment.
Amendment to Existing U.S. $2,500,000,000 Five-Year Credit Agreement
On March 21, 2024, Baxter entered into a fourth amendment (the “USD Revolving Fourth Amendment”) to the existing $2.5 billion, five-year revolving credit agreement, dated as of September 30, 2021, as amended by that certain First Amendment, dated as of September 28, 2022, that certain Second Amendment, dated as of September 28, 2022, and that certain Third Amendment, dated as of March 13, 2023, among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the USD Revolving Fourth Amendment is to amend the net leverage ratio covenant to (i) increase the maximum net leverage ratio for the six fiscal quarters ending June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025, and (ii) provide for the reduction of the Commitments to $2,000,000,000, on the earlier of (A) September 30, 2024 and (B) the date of the sale or spinoff of Baxter's Kidney Care business.
The description above is a summary of the USD Revolving Fourth Amendment and is qualified in its entirety by the complete text of the USD Revolving Fourth Amendment, a copy of which is attached to this report as Exhibit 10.2 and incorporated herein by reference. Capitalized terms used under this “Amendment to Existing U.S. $2,500,000,000 Five-Year Credit Agreement” subsection that are not defined herein have the meanings given to them in the USD Revolving Fourth Amendment.
Amendment to Guaranty for Existing €200,000,000 Credit Agreement
On March 21, 2024, Baxter Healthcare SA and Baxter World Trade SRL, as Borrowers (the “Euro Borrowers”), their existing lender group, Baxter, as Guarantor, and J.P. Morgan SE, as Administrative Agent, entered into a third guaranty amendment (the “Euro Amendment”) to the existing amended and restated guaranty agreement, dated as of October 1, 2021, as amended by that certain Second Amendment, dated as of September 28, 2022, and that certain Second Guaranty Amendment, dated as of March 13, 2023, by Baxter in favor of J.P. Morgan SE in connection with the existing €200 million revolving credit facility, dated as of December 20, 2019, as amended by that certain First Amendment, dated as of October 1, 2021, and that certain Second Amendment, dated as of September 28, 2022, among the Euro Borrowers, as Borrowers, various lenders, and J.P. Morgan SE, as Administrative Agent. The purpose of the Euro Amendment is to increase the maximum net leverage ratio covenant in the guaranty agreement for the six fiscal quarters ending June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025.
The description above is a summary of the Euro Amendment and is qualified in its entirety by the complete text of the Euro Amendment, a copy of which is attached to this report as Exhibit 10.3 and incorporated herein by reference. Capitalized terms used under this “Amendment to Guaranty for Existing €200,000,000 Credit Agreement” subsection that are not defined herein have the meanings given to them in the Euro Amendment.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
Fourth Amendment, dated as of March 21, 2024, to the Credit Agreement, dated as of September 30, 2021, as amended by that certain First Amendment, dated as of September 28, 2022, that certain Second Amendment, dated as of September 28, 2022, and that certain Third Amendment, dated as of March 13, 2023, among Baxter International Inc. as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.2
Fourth Amendment, dated as of March 21, 2024, to the Five-Year Credit Agreement, dated as of September 30, 2021, as amended by that certain First Amendment, dated as of September 28, 2022, that certain Second Amendment, dated as of September 28, 2022, and that certain Third Amendment, dated as of March 13, 2023, among Baxter International Inc. as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.3
Third Guaranty Amendment, dated as of March 21, 2024, to the Amended and Restated Guaranty, dated as of October 1, 2021, as amended by that certain Second Amendment, dated as of September 28, 2022, and that certain Second Guaranty Amendment, dated as of March 13, 2023, among Baxter Healthcare SA and Baxter World Trade SRL, as Borrowers, J.P. Morgan SE, as Administrative Agent and certain other financial institutions named therein.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2024

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Name:	Ellen K. Bradford
Title:	Senior Vice President and Corporate Secretary